Exhibit 99.2

BASIS OF PRESENTATION

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States of America.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions and preferred stock dividends, plus real estate related depreciation and amortization including adjustments for unconsolidated entities.  NOI, EBITDA and FFO are presented in the Supplemental on a Proportionate basis, which includes GGP’s share of consolidated and unconsolidated properties.  As GGP conducts substantially all of its business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and since the limited common units of the Operating Partnership are included in total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its operations, Company NOI, Company EBITDA, and Company  FFO have been presented to exclude certain non-cash and non-recurring revenue and expenses.  Same Store Company NOI is presented to exclude the effects of acquisitions, dispositions, changes in ownership and certain redevelopments and other properties.  Company NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders.  For reference, as an aid in understanding management’s computation of Company NOI, EBITDA, and FFO, a reconciliation of Company NOI to consolidated operating income, Company EBITDA, and Company FFO to net income (loss) in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS

Page

Financial Overview
GAAP Financial Statements:
Consolidated Balance Sheets	1
Consolidated Statements of Operations	2

Proportionate Financial Statements:
Proportionate Balance Sheets	3
Overview	4
Company NOI, EBITDA, and FFO	5
Reconciliation of Non-GAAP to GAAP Financial Measures	6-7

Debt:
Debt Summary, at Share	8
Maturity Schedule	9
Debt Detail, at Share	10-13

Asset Transactions:
Summary of Transactions	14
Discontinued Operations	15

Portfolio Operating Metrics:
Key Operating Performance Indicators	16
Signed Leases All Less Anchors	17
Lease Expiration Schedule and Top Ten Tenants	18
Property Schedule	19-25

Miscellaneous:
Capital Information	26
Change in Total Common and Equivalent Shares	27
Development Summary	28-29
Capital Expenditures	30
Corporate Information	31
Glossary of Terms	32

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental.  The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:

3	Proportionate Balance Sheet

The proportionate balance sheet adjusts GGP’s GAAP balance sheet for noncontrolling interests and adds the Company’s proportionate share of assets and liabilities related to investments accounted for under the equity method.

4	Overview	Summary of Company NOI, Same Store NOI, Company EBITDA and Company FFO on a proportionate basis.

5	Company NOI, EBITDA and FFO

Proportionate Results and FFO for the three months ended March 31, 2014 and 2013 adjusts GGP’s consolidated results and FFO for noncontrolling interests and adds the Company’s proportionate share of certain revenues and expenses included in NOI, EBITDA and FFO as defined in the Basis of Presentation. Company NOI, EBITDA and FFO exclude certain non-cash and non-recurring revenues and expenses that may not be indicative of future operations.

Portfolio Operating Metrics:

16	Key Operating Performance Indicators	Certain retail properties operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.

19-25	Property Schedule

By Property, gross leasable area detail, including:
Anchor tenant listing
Ownership percentage
Gross leasable area by space type (mall, anchor, strip center, office)
Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Statements

FINANCIAL OVERVIEW
Consolidated Balance Sheets
(In thousands)

	March 31, 2014	December 31, 2013
Assets:
Investment in real estate:
Land	$4,318,264	$4,320,597
Buildings and equipment	18,245,002	18,270,748
Less accumulated depreciation	(1,967,452)	(1,884,861)
Construction in progress	424,032	406,930
Net property and equipment	21,019,846	21,113,414
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,402,793	2,407,698
Net investment in real estate	23,422,639	23,521,112
Cash and cash equivalents	403,129	577,271
Accounts and notes receivable, net	492,718	478,899
Deferred expenses, net	187,211	189,452
Prepaid expenses and other assets	942,819	995,569
Total assets	$25,448,516	$25,762,303
Liabilities:
Mortgages, notes and loans payable	$16,001,058	$15,672,437
Investment in Unconsolidated Real Estate Affiliates	17,892	17,405
Accounts payable and accrued expenses	893,257	989,367
Dividend payable	139,497	134,476
Deferred tax liabilities	24,667	24,667
Tax indemnification liability	303,586	303,586
Junior Subordinated Notes	206,200	206,200
Total liabilities	17,586,157	17,348,138
Redeemable noncontrolling interests:
Preferred	139,584	131,881
Common	106,351	97,021
Total redeemable noncontrolling interests	245,935	228,902
Equity:
Preferred stock	242,042	242,042
Stockholders’ equity	7,292,709	7,861,079
Noncontrolling interests in consolidated real estate affiliates	81,673	82,142
Total equity	7,616,424	8,185,263
Total liabilities and equity	$25,448,516	$25,762,303

FINANCIAL OVERVIEW
Consolidated Statements of Operations
(In thousands, except per share)

	Three Months Ended
	March 31, 2014	March 31, 2013

Revenues:
Minimum rents	$397,208	$395,701
Tenant recoveries	182,523	184,732
Overage rents	9,829	11,349
Management fees and other corporate revenues	16,687	15,931
Other	25,674	19,006
Total revenues	631,921	626,719
Expenses:
Real estate taxes	57,771	67,579
Property maintenance costs	22,042	23,020
Marketing	5,815	6,516
Other property operating costs	87,175	86,063
Provision for doubtful accounts	2,229	1,765
Property management and other costs	44,979	40,339
General and administrative	11,599	10,933
Depreciation and amortization	174,461	192,595
Total expenses	406,071	428,810
Operating income	225,850	197,909
Interest income	6,291	590
Interest expense	(179,441)	(191,829)
Gain on foreign currency	5,182	—
Warrant liability adjustment	—	(40,546)
Loss on extinguishment of debt	—	(9,319)
Income (loss) before income taxes, equity in income of Unconsolidated Real Estate Affiliates, discontinued operations, noncontrolling interests and preferred stock dividends	57,882	(43,195)
Provision for income taxes	(3,692)	(141)
Equity in income of Unconsolidated Real Estate Affiliates	7,157	13,194
Equity in income of Unconsolidated Real Estate Affiliates - gain on investment	—	3,448
Income (loss) from continuing operations	61,347	(26,694)
Discontinued operations:
Gain (loss) from discontinued operations, including gains (losses) on dispositions	3,861	(7,938)
Gain on extinguishment of debt	66,680	25,894
Discontinued operations, net	70,541	17,956
Net income (loss)	131,888	(8,738)
Allocation to noncontrolling interests	(3,852)	(2,788)
Net income (loss) attributable to GGP	128,036	(11,526)
Preferred stock dividends	(3,984)	(2,125)
Net income (loss) attributable to common stockholders	$124,052	$(13,651)
Basic Income (Loss) Per Share:
Continuing operations	$0.06	$(0.03)
Discontinued operations	0.08	0.02
Total basic income (loss) per share	$0.14	$(0.01)
Diluted Income (Loss) Per Share:
Continuing operations	$0.06	$(0.03)
Discontinued operations	0.07	0.02
Total diluted income (loss) per share	$0.13	$(0.01)

Proportionate Financial Statements

PROPORTIONATE FINANCIAL STATEMENTS
Proportionate Balance Sheets
(In thousands)

	As of				As of
	March 31, 2014				December 31, 2013
	GAAP	Noncontrolling Interests	GGP Share of Unconsolidated Real Estate Affiliates	GGP Total Share	GGP Total Share
Assets:
Investment in real estate:
Land	$4,318,264	$(31,806)	$703,014	$4,989,472	$4,990,338
Buildings and equipment	18,245,002	(150,022)	5,559,632	23,654,612	23,645,676
Less accumulated depreciation	(1,967,452)	19,117	(993,819)	(2,942,154)	(2,819,385)
Construction in progress	424,032	(62)	17,691	441,661	429,553
Net property and equipment	21,019,846	(162,773)	5,286,518	26,143,591	26,246,182
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,402,793	—	(2,402,793)	—	—
Net investment in real estate	23,422,639	(162,773)	2,883,725	26,143,591	26,246,182
Cash and cash equivalents	403,129	(2,345)	115,186	515,970	697,536
Accounts and notes receivable, net	492,718	(1,799)	67,011	557,930	549,021
Deferred expenses, net	187,211	(964)	134,808	321,055	314,860
Prepaid expenses and other assets	942,819	(4,876)	175,792	1,113,735	1,169,423
Total assets	$25,448,516	$(172,757)	$3,376,522	$28,652,281	$28,977,022
Liabilities:
Mortgages, notes and loans payable	$16,001,058	$(83,469)	$3,199,814	$19,117,403	$18,788,230
Investment in Unconsolidated Real Estate Affiliates	17,892	—	(17,892)	—	—
Accounts payable and accrued expenses	893,257	(7,615)	194,570	1,080,212	1,187,810
Dividend payable	139,497	—	—	139,497	134,476
Deferred tax liabilities	24,667	—	30	24,697	24,697
Tax indemnification liability	303,586	—	—	303,586	303,586
Junior Subordinated Notes	206,200	—		206,200	206,200
Total liabilities	17,586,157	(91,084)	3,376,522	20,871,595	20,644,999
Redeemable noncontrolling interests:
Preferred	139,584	—	—	139,584	131,881
Common	106,351	—	—	106,351	97,021
Total redeemable noncontrolling interests	245,935	—	—	245,935	228,902

Equity:
Preferred stock	242,042	—	—	242,042	242,042
Stockholders’ equity	7,292,709	—	—	7,292,709	7,861,079
Noncontrolling interests in consolidated real estate affiliates	81,673	(81,673)	—	—	—
Total equity	7,616,424	(81,673)	—	7,534,751	8,103,121
Total liabilities and equity	$25,448,516	$(172,757)	$3,376,522	$28,652,281	$28,977,022

PROPORTIONATE FINANCIAL STATEMENTS
Overview
(In thousands, except per share)

	Three Months Ended
	March 31, 2014	March 31, 2013	Percentage Change

Same Store NOI (1)	$534,056	$505,109	5.7%
Non-Same Store (2)	14,047	17,790	n/a
Company NOI (3)	548,103	522,899	4.8%

Company EBITDA (3)	501,163	481,402	4.1%

Company FFO (3)	292,419	252,534	15.8%
Company FFO per diluted share	$0.31	$0.25	21.4%

Weighted average diluted common shares outstanding	952,805	999,309

(1)	Total termination fees were $4.9 million and $6.1 million for the three months ended March 31, 2014 and 2013, respectively.
(2)

Non-Same Store includes the periodic effects of acquisitions, changes in ownership and certain redevelopments and other properties. Included in Non-Same Store is 49.9% of the operations of The Grand Canal Shoppes through May 15, 2013. See Property Schedule on pages 19-25 for individual property details.

(3)	Refer to page 5 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS
Company NOI, EBITDA and FFO For the Three Months Ended March 31, 2014 and 2013 (In thousands)

	Three Months Ended March 31, 2014						Three Months Ended March 31, 2013
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company

Property revenues:
Minimum rents (1)	$397,208	$(3,571)	$88,001	$481,638	$14,690	$496,328	$395,701	$(3,407)	$83,393	$475,687	$8,226	$483,913
Tenant recoveries	182,523	(1,301)	42,478	223,700	—	223,700	184,732	(1,186)	36,821	220,367	—	220,367
Overage rents	9,829	(69)	2,254	12,014	—	12,014	11,349	(73)	2,331	13,607	—	13,607
Other revenue	25,674	(94)	3,208	28,788	—	28,788	19,006	(94)	3,169	22,081	—	22,081
Total property revenues	615,234	(5,035)	135,941	746,140	14,690	760,830	610,788	(4,760)	125,714	731,742	8,226	739,968
Property operating expenses:
Real estate taxes	57,771	(556)	13,559	70,774	(1,578)	69,196	67,579	(523)	12,553	79,609	(1,578)	78,031
Property maintenance costs	22,042	(101)	5,585	27,526	—	27,526	23,020	(87)	4,130	27,063	—	27,063
Marketing	5,815	(57)	1,750	7,508	—	7,508	6,516	(72)	1,508	7,952	—	7,952
Other property operating costs	87,175	(521)	20,498	107,152	(1,325)	105,827	86,063	(534)	17,450	102,979	(1,379)	101,600
Provision for doubtful accounts	2,229	1	440	2,670	—	2,670	1,765	(42)	700	2,423	—	2,423
Total property operating expenses	175,032	(1,234)	41,832	215,630	(2,903)	212,727	184,943	(1,258)	36,341	220,026	(2,957)	217,069
NOI	$440,202	$(3,801)	$94,109	$530,510	$17,593	$548,103	$425,845	$(3,502)	$89,373	$511,716	$11,183	$522,899
Management fees and other corporate revenues	16,687	—	—	16,687	—	16,687	15,931	—	—	15,931	—	15,931
Property management and other costs (2)	(44,979)	164	(7,012)	(51,827)	—	(51,827)	(40,339)	152	(6,069)	(46,256)	—	(46,256)
General and administrative	(11,599)	2	(203)	(11,800)	—	(11,800)	(10,933)	—	(239)	(11,172)	—	(11,172)
EBITDA	$400,311	$(3,635)	$86,894	$483,570	$17,593	$501,163	$390,504	$(3,350)	$83,065	$470,219	$11,183	$481,402
Depreciation on non-income producing assets	(2,726)	—	—	(2,726)	—	(2,726)	(3,094)	—	—	(3,094)	—	(3,094)
Interest income	6,291	—	546	6,837	—	6,837	590	—	94	684	—	684
Preferred unit distributions	(2,232)	—	—	(2,232)	—	(2,232)	(2,336)	—	—	(2,336)	—	(2,336)
Preferred stock dividends	(3,984)	—	—	(3,984)	—	(3,984)	(2,125)	—	—	(2,125)	—	(2,125)
Interest expense:
Default interest	—	—	—	—	—	—	(1,306)	—	—	(1,306)	1,306	—
Mark-to-market adjustments on debt	(1,520)	(96)	368	(1,248)	1,248	—	(2,650)	(91)	160	(2,581)	2,581	—
Write-off of mark-to-market adjustments on extinguished debt	(7,380)	—	—	(7,380)	7,380	—	7,205	—	—	7,205	(7,205)	—
Interest on existing debt	(170,541)	1,107	(35,520)	(204,954)	—	(204,954)	(195,078)	1,127	(32,078)	(226,029)	—	(226,029)
Gain on foreign currency	5,182	—	—	5,182	(5,182)	—	—	—	—	—	—	—
Warrant liability adjustment	—	—	—	—	—	—	(40,546)	—	—	(40,546)	40,546	—
Loss on extinguishment of debt	—	—	—	—	—	—	(9,319)	—	—	(9,319)	9,319	—
Provision for income taxes	(3,692)	18	(94)	(3,768)	2,050	(1,718)	(141)	17	(82)	(206)	—	(206)
FFO from discontinued operations (3)	65,885	—	—	65,885	(65,852)	33	26,545	—	2,133	28,678	(24,440)	4,238
	285,594	(2,606)	52,194	335,182	(42,763)	292,419	168,249	(2,297)	53,292	219,244	33,290	252,534
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	49,588	2,606	(52,194)	—	—	—	50,995	2,297	(53,292)	—	—	—
FFO (4)	$335,182	$—	$—	$335,182	$(42,763)	$292,419	$219,244	$—	$—	$219,244	$33,290	$252,534

Company FFO per diluted share						$0.31						$0.25

(1)

Adjustments include amounts for straight-line rent of ($9,587) and ($16,477) and above/below market lease amortization of $24,277 and $24,703 for the three months ended March 31, 2014 and 2013, respectively.

(2)	Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.
(3)

Company FFO includes FFO from discontinued operations. Adjustments primarily relate to straight-line rent, above/below market lease amortization and other non-comparable items, including gains on debt extinguishment of $66,680 and $25,894 for the three months ended March 31, 2014 and 2013, respectively.

(4)	Proportionate FFO reflects FFO as defined by NAREIT.

PROPORTIONATE FINANCIAL STATEMENTS
Reconciliation of Non-GAAP to GAAP Financial Measures
(In thousands)

	Three Months Ended
	March 31, 2014	March 31, 2013

Reconciliation of Company NOI to GAAP Operating Income
Company NOI	$548,103	$522,899
Adjustments for minimum rents, real estate taxes and other property operating costs (1)	(17,593)	(11,183)
Proportionate NOI	530,510	511,716
Unconsolidated Properties	(94,109)	(89,373)
Consolidated Properties	436,401	422,343
Management fees and other corporate revenues	16,687	15,931
Property management and other costs	(44,979)	(40,339)
General and administrative	(11,599)	(10,933)
Depreciation and amortization	(174,461)	(192,595)
Noncontrolling interest in operating income of Consolidated Properties and other	3,801	3,502
Operating income	$225,850	$197,909

Reconciliation of Company EBITDA to GAAP Net Income (Loss) Attributable to GGP
Company EBITDA	$501,163	$481,402
Adjustments for minimum rents, real estate taxes and other property operating costs (1)	(17,593)	(11,183)
Proportionate EBITDA	483,570	470,219
Unconsolidated Properties	(86,894)	(83,065)
Consolidated Properties	396,676	387,154
Depreciation and amortization	(174,461)	(192,595)
Noncontrolling interest in NOI of Consolidated Properties	3,801	3,502
Interest income	6,291	590
Interest expense	(179,441)	(191,829)
Gain on foreign currency	5,182	—
Warrant liability adjustment	—	(40,546)
Provision for income taxes	(3,692)	(141)
Equity in income of Unconsolidated Real Estate Affiliates	7,157	13,194
Equity in income of Unconsolidated Real Estate Affiliates - gain on investment	—	3,448
Discontinued operations	70,541	17,956
Loss on extinguishment of debt	—	(9,319)
Allocation to noncontrolling interests	(4,018)	(2,940)
Net income (loss) attributable to GGP	$128,036	$(11,526)

(1)   Refer to Page 5 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS
Reconciliation of Non-GAAP to GAAP Financial Measures
(In thousands)

	Three Months Ended
	March 31, 2014	March 31, 2013

Reconciliation of Company FFO to GAAP Net Income (Loss) Attributable to GGP
Company FFO	$292,419	$252,534
Adjustments for minimum rents, property operating expenses, market rate adjustments, debt extinguishment, income taxes and FFO from discontinued operations (1)	42,763	(33,290)
Proportionate FFO	335,182	219,244
Depreciation and amortization of capitalized real estate costs	(218,392)	(231,198)
Preferred stock dividends	3,984	2,125
Gains on sales of investment properties	6,299	3,124
Noncontrolling interests in depreciation of Consolidated Properties	1,662	1,769
Provision for impairment excluded from FFO of discontinued operations	—	(4,975)
Redeemable noncontrolling interests	(664)	80
Depreciation and amortization of discontinued operations	(35)	(1,695)
Net income (loss) attributable to GGP	$128,036	$(11,526)

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$94,109	$89,373
Net property management fees and costs	(7,012)	(6,069)
General and administrative and provisions for impairment	(203)	(239)
EBITDA	86,894	83,065
Net interest expense	(34,606)	(31,824)
Provision for income taxes	(94)	(82)
FFO of discontinued Unconsolidated Properties	—	2,133
FFO of Unconsolidated Properties	52,194	53,292
Depreciation and amortization of capitalized real estate costs	(46,658)	(40,103)
Other, including gain on sales of investment properties	1,621	5
Equity in income of Unconsolidated Real Estate Affiliates	$7,157	$13,194

(1)   Refer to Page 5 (Company NOI, EBITDA and FFO).

DEBT

DEBT
SUMMARY, AT SHARE
As of March 31, 2014
(In thousands)

		Proportionate	Average Remaining	Maturities
	Coupon Rate	Balance	Term (Years)	2014	2015	2016	2017	2018	Subsequent	Total
Fixed Rate
Property Level Consolidated	4.54%	$13,849,298	7.6	$1,255	$563,668	$547,033	$718,032	$118,892	$10,623,337	$12,572,217
Property Level Unconsolidated	4.50%	3,018,111	6.7	—	183,409	2,944	158,070	186,862	2,273,853	2,805,138
Corporate Consolidated	4.41%	11,595	1.7	—	573	—	—	—	—	573
Total Fixed Rate	4.53%	$16,879,004	7.4	$1,255	$747,650	$549,977	$876,102	$305,754	$12,897,190	$15,377,928

Variable Rate
Property Level Consolidated (1)	2.60%	$1,700,815	4.1	$—	$—	$—	$—	$1,670,808	$—	$1,670,808
Property Level Unconsolidated	2.79%	176,250	3.6	—	—	—	150,544	16,250	—	166,794
Junior Subordinated Notes Due 2041	1.69%	206,200	27.1	—	—	—	—	—	206,200	206,200
Total Variable Rate	2.53%	$2,083,265	6.4	$—	$—	$—	$150,544	$1,687,058	$206,200	$2,043,802

Total	4.31%	$18,962,269	7.3	$1,255	$747,650	$549,977	$1,026,646	$1,992,812	$13,103,390	$17,421,730

		Total Amortization		$129,663	$172,358	$196,540	$187,697	$170,821	$683,460	$1,540,539

							Total Maturities and Amortization (2), (3)			$18,962,269

(1)       Properties provide mortgage collateral as guarantors.  The $1.5 billion corporate loan is cross collateralized.

(2)       Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$18,962,269
Market rate adjustments, net	18,006
Junior Subordinated Notes Due 2041	(206,200)
Corporate Revolver	331,800
Other loans payable	11,528
Total	$19,117,403

(3)       Reflects maturities and amortization for periods subsequent to March 31, 2014.

DEBT
Maturity Schedule(1),(2)

(1)     Net present value of debt is $9.8 billion at 8% discount rate.

(2)     Maturities in 2022 include $1.4 billion for Ala Moana.

DEBT

DETAIL, AT SHARE(1)
As of March 31, 2014
(In thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Maturity Year (2)	at Maturity	Coupon Rate	as of 3/31/14 (3)	2014	2015	2016	2017	2018	Subsequent
Fixed Rate

Bayside Marketplace (Bond)	100%	1,255	2014	$1,255	5.75%	No	$—	$—	$—	$—	$—	$—
Boise Towne Plaza	100%	9,254	2015	8,765	4.70%	No	289	200	—	—	—	—
Lynnhaven Mall	100%	212,145	2015	203,367	5.05%	No	5,176	3,602	—	—	—	—
Paramus Park	100%	93,869	2015	90,242	4.86%	No	1,969	1,658	—	—	—	—
Peachtree Mall	100%	80,186	2015	77,085	5.08%	No	1,959	1,142	—	—	—	—
Quail Springs Mall	100%	68,608	2015	66,864	6.74%	No	1,091	653	—	—	—	—
The Shops at La Cantera	75%	119,791	2015	117,345	5.95%	No	1,446	1,000	—	—	—	—
Brass Mill Center	100%	103,316	2016	93,347	4.55%	No	3,503	4,884	1,582	—	—	—
Glenbrook Square	100%	158,282	2016	141,325	4.91%	No	3,931	5,510	7,516	—	—	—
Lakeside Mall	100%	158,432	2016	144,451	4.28%	No	4,421	6,155	3,405	—	—	—
Lincolnshire Commons	100%	26,324	2016	24,629	5.98%	No	427	607	661	—	—	—
Ridgedale Center	100%	158,679	2016	143,281	4.86%	No	4,032	5,650	5,716	—	—	—
Apache Mall	100%	97,418	2017	91,402	4.32%	No	1,267	1,776	1,843	1,130	—	—
Beachwood Place	100%	218,141	2017	190,177	5.60%	No	4,708	6,656	9,274	7,326	—	—
Eastridge (CA)	100%	159,459	2017	143,626	5.79%	Yes - Partial	2,662	3,781	5,509	3,881	—	—
Four Seasons Town Centre	100%	85,555	2017	72,532	5.60%	No	2,640	3,722	4,940	1,721	—	—
Mall of Louisiana	100%	215,503	2017	191,409	5.81%	No	3,981	5,647	8,074	6,392	—	—
Provo Towne Center (4)	75%	30,633	2017	28,886	4.53%	No	388	544	566	249	—	—
Hulen Mall	100%	129,114	2018	118,702	4.25%	No	1,584	2,221	2,304	2,421	1,882	—
The Gallery at Harborplace - Other	100%	8,567	2018	190	6.05%	No	1,356	1,907	2,026	2,152	936	—
Coronado Center	100%	200,000	2019	180,278	3.50%	No	2,467	3,829	3,948	4,110	4,258	1,110
Governor’s Square	100%	71,146	2019	66,488	6.69%	No	641	906	969	1,035	1,107	—
Oak View Mall	100%	79,684	2019	74,467	6.69%	No	717	1,015	1,085	1,160	1,240	—
Park City Center	100%	189,558	2019	172,224	5.34%	No	2,197	3,119	3,264	3,473	3,666	1,615
Fashion Place	100%	226,730	2020	226,730	3.64%	No	—	—	—	—	—	—
Mall St. Matthews	100%	186,662	2020	170,305	2.72%	No	—	—	1,985	4,067	4,181	6,124
Newgate Mall	100%	58,000	2020	58,000	3.69%	No	—	—	—	—	—	—
The Mall In Columbia	100%	350,000	2020	316,928	3.95%	No	—	1,532	6,279	6,531	6,794	11,936
Town East Mall	100%	160,270	2020	160,270	3.57%	No	—	—	—	—	—	—
Tucson Mall	100%	246,000	2020	246,000	4.01%	No	—	—	—	—	—	—
Tysons Galleria	100%	322,232	2020	282,081	4.06%	No	4,133	5,773	5,979	6,266	6,528	11,472
Visalia Mall	100%	74,000	2020	74,000	3.71%	No	—	—	—	—	—	—
Deerbrook Mall	100%	147,695	2021	127,934	5.25%	No	1,761	2,497	2,612	2,776	2,928	7,187
Fashion Show - Other	100%	4,828	2021	1,577	6.06%	Yes - Full	258	364	386	411	437	1,395
Fox River Mall	100%	180,102	2021	156,373	5.46%	No	2,037	2,901	3,038	3,238	3,422	9,093
Northridge Fashion Center	100%	240,417	2021	207,503	5.10%	No	2,950	4,175	4,362	4,627	4,871	11,929
Oxmoor Center	100%	91,432	2021	79,217	5.37%	No	1,052	1,497	1,566	1,668	1,761	4,671
Park Place	100%	191,970	2021	165,815	5.18%	No	2,305	3,266	3,414	3,626	3,821	9,723
Providence Place	100%	367,059	2021	320,526	5.65%	No	4,028	5,745	6,025	6,437	6,816	17,482
Rivertown Crossings	100%	162,690	2021	141,356	5.52%	No	1,829	2,604	2,728	2,910	3,077	8,186
Westlake Center - Land	100%	2,437	2021	2,437	12.90%	No	—	—	—	—	—	—
White Marsh Mall	100%	190,000	2021	190,000	3.66%	No	—	—	—	—	—	—
Ala Moana Center	100%	1,400,000	2022	1,400,000	4.23%	No	—	—	—	—	—	—
Bellis Fair	100%	90,853	2022	77,060	5.23%	No	1,074	1,524	1,594	1,694	1,786	6,121
Coastland Center	100%	126,867	2022	102,621	3.76%	No	1,805	2,509	2,594	2,707	2,812	11,819
Coral Ridge Mall	100%	110,155	2022	98,394	5.71%	No	—	349	1,448	1,533	1,623	6,808
Greenwood Mall	100%	63,000	2022	57,469	4.19%	No	—	—	—	420	1,054	4,057
North Star Mall	100%	330,566	2022	270,113	3.93%	No	4,619	6,440	6,666	6,973	7,256	28,499
Rogue Valley Mall	100%	55,000	2022	48,245	4.50%	No	—	137	852	899	941	3,926

DEBT

DETAIL, AT SHARE(1)
As of March 31, 2014
(In thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Maturity Year (2)	at Maturity	Coupon Rate	as of 3/31/14 (3)	2014	2015	2016	2017	2018	Subsequent
Spokane Valley Mall (4)	75%	45,979	2022	38,484	4.65%	No	568	800	833	879	921	3,494
The Gallery at Harborplace	100%	79,942	2022	68,096	5.24%	No	887	1,258	1,315	1,398	1,474	5,514
The Oaks Mall	100%	135,930	2022	112,842	4.55%	No	1,678	2,357	2,451	2,584	2,706	11,312
The Shoppes at Buckland Hills	100%	126,392	2022	107,820	5.19%	No	1,431	2,030	2,121	2,253	2,375	8,362
The Streets at Southpoint	94%	245,440	2022	207,909	4.36%	No	2,345	4,163	4,348	4,542	4,744	17,389
Westroads Mall	100%	153,532	2022	127,455	4.55%	No	1,893	2,663	2,769	2,919	3,056	12,777
Augusta Mall	100%	170,000	2023	170,000	4.36%	No	—	—	—	—	—	—
Boise Towne Square	100%	134,635	2023	106,372	4.79%	No	1,795	2,495	2,618	2,746	2,880	15,729
Crossroads Center (MN)	100%	105,397	2023	83,026	3.25%	No	1,611	2,228	2,293	2,379	2,459	11,401
Cumberland Mall	100%	160,000	2023	160,000	3.67%	No	—	—	—	—	—	—
Meadows Mall	100%	161,952	2023	118,726	3.96%	No	2,920	4,064	4,212	4,402	4,582	23,046
Oglethorpe Mall	100%	150,000	2023	136,166	3.90%	No	—	—	—	—	1,058	12,776
Pecanland Mall	100%	90,000	2023	75,750	3.88%	No	—	1,159	1,607	1,682	1,749	8,053
Prince Kuhio Plaza	100%	44,500	2023	35,974	4.10%	No	570	798	827	867	903	4,561
Staten Island Mall	100%	261,706	2023	206,942	4.77%	No	3,520	4,892	5,131	5,381	5,643	30,197
Stonestown Galleria	100%	180,000	2023	164,720	4.39%	No	—	—	—	—	462	14,818
The Crossroads (MI)	100%	99,598	2023	80,833	4.42%	No	1,171	1,645	1,708	1,799	1,881	10,561
The Woodlands	100%	258,627	2023	207,057	5.04%	No	3,386	4,716	4,959	5,215	5,484	27,810
Baybrook Mall	100%	250,000	2024	212,423	5.52%	No	—	821	3,402	3,595	3,798	25,961
Fashion Show	100%	835,000	2024	835,000	4.03%	No	—	—	—	—	—	—
Jordan Creek Town Center	100%	219,379	2024	177,448	4.37%	No	2,596	3,645	3,783	3,980	4,160	23,767
The Maine Mall	100%	235,000	2024	235,000	4.66%	No	—	—	—	—	—	—
The Parks At Arlington	100%	250,000	2024	212,687	5.57%	No	—	814	3,371	3,564	3,767	25,797
Woodbridge Center	100%	250,000	2024	220,726	4.80%	No	—	—	—	2,395	3,777	23,102
Pembroke Lakes Mall	100%	260,000	2025	260,000	3.56%	No	—	—	—	—	—	—
Valley Plaza Mall	100%	240,000	2025	206,847	3.75%	No	—	—	—	—	3,168	29,985
Willowbrook Mall	100%	360,000	2025	360,000	3.55%	No	—	—	—	—	—	—
North Point Mall	100%	250,000	2026	218,205	4.54%	No	—	—	—	—	—	31,795
Providence Place - Other	100%	40,156	2028	2,381	7.75%	No	1,597	1,724	1,861	2,009	1,934	28,650
Provo Towne Center Land	75%	2,249	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,212
Consolidated Property Level		$13,849,298		$12,572,217	4.54%		$108,671	$149,769	$163,819	$146,422	$136,178	$572,222

Unconsolidated Property Level
Alderwood	50%	$123,326	2015	$120,409	6.65%	No	$1,609	$1,308	$—	$—	$—	$—
Pinnacle Hills Promenade	50%	70,000	2015	63,000	5.57%	No	7,000	—	—	—	—	—
Shane Plaza	50%	3,049	2016	2,944	5.56%	No	43	62	—	—	—	—
Center Pointe Plaza	50%	6,074	2017	5,570	6.31%	No	127	183	194	—	—	—
Riverchase Galleria (5)	50%	152,500	2017	152,500	4.50%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	158,262	2018	158,262	3.44%	No	—	—	—	—	—	—
Plaza Frontenac	55%	28,600	2018	28,600	3.04%	No	—	—	—	—	—	—
First Colony Mall	50%	92,500	2019	84,473	4.50%	No	121	1,498	1,567	1,639	1,714	1,488
Natick Mall	50%	225,000	2019	209,699	4.60%	No	—	584	3,593	3,762	3,939	3,423
The Grand Canal Shoppes	50%	313,125	2019	313,125	4.24%	No	—	—	—	—	—	—
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	—	402	1,622	1,725	1,816	3,233
Kenwood Towne Centre	70%	157,070	2020	137,191	5.37%	No	1,871	2,659	2,784	2,964	3,131	6,470
Oakbrook Center	47%	201,702	2020	201,702	3.66%	No	—	—	—	—	—	—
Water Tower Place	47%	89,212	2020	76,626	4.85%	No	1,259	1,751	1,837	1,928	2,024	3,787
Northbrook Court	50%	65,500	2021	56,811	4.25%	No	90	1,108	1,156	1,206	1,259	3,870
Village of Merrick Park	55%	97,964	2021	85,797	5.73%	No	1,064	1,520	1,595	1,706	1,808	4,474
Whaler’s Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Willowbrook Mall (TX)	50%	102,996	2021	88,965	5.13%	No	1,257	1,778	1,858	1,972	2,077	5,089

DEBT

DETAIL, AT SHARE(1)
As of March 31, 2014
(In thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Maturity Year (2)	at Maturity	Coupon Rate	as of 3/31/14 (3)	2014	2015	2016	2017	2018	Subsequent
Bridgewater Commons	35%	105,000	2022	105,000	3.34%	No	—	—	—	—	—	—
Clackamas Town Center	50%	108,000	2022	108,000	4.18%	No	—	—	—	—	—	—
Florence Mall	50%	45,000	2022	45,000	4.15%	No	—	—	—	—	—	—
Carolina Place	50%	87,500	2023	75,542	3.84%	No	—	—	757	1,567	1,630	8,004
Galleria at Tyler	50%	96,470	2023	76,716	5.05%	No	1,225	1,708	1,796	1,889	1,987	11,149
Lake Mead and Buffalo	50%	2,196	2023	27	7.20%	No	127	181	194	209	224	1,234
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	—	1,996	11,270
The Shoppes at River Crossing	50%	38,675	2023	35,026	3.75%	No	—	—	—	—	510	3,139
The Trails Village Center	50%	6,134	2023	78	8.21%	No	339	485	527	571	620	3,514
Union Square Portfolio	50%	25,000	2023	25,000	5.12%	No	—	—	—	—	—	—
Stonebriar Centre	50%	140,000	2024	120,886	4.05%	No	—	—	—	804	2,477	15,833
Altamonte Mall	50%	80,000	2025	69,045	3.72%	No	—	—	—	—	1,062	9,893
Towson Town Center	35%	113,761	2025	97,713	3.82%	No	—	—	—	—	680	15,368
Unconsolidated Property Level		$3,018,111		$2,805,138	4.50%		$16,132	$15,227	$19,480	$21,942	$28,954	$111,238

Total Fixed - Property Level		$16,867,409		$15,377,355	4.53%		$124,803	$164,996	$183,299	$168,364	$165,132	$683,460

Consolidated Corporate
Arizona Two (HHC)	100%	$11,595	2015	$573	4.41%	Yes - Full	$4,860	$6,162	$—	$—	$—	$—
Consolidated Corporate		$11,595		$573	4.41%		$4,860	$6,162	$—	$—	$—	$—

Total Fixed Rate Debt		$16,879,004		$15,377,928	4.53%		$129,663	$171,158	$183,299	$168,364	$165,132	$683,460

Variable Rate

Consolidated Property Level
Columbia Mall	100%	$100,000	2018	$100,000	Libor + 175 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Columbiana Centre (6)	100%	130,816	2018	128,177	Libor + 250 bps	Yes - Full	—	—	746	1,393	500	—
Eastridge (WY) (6)	100%	48,228	2018	47,255	Libor + 250 bps	Yes - Full	—	—	275	514	184	—
Fallbrook Center (6)	100%	100,870	2018	98,835	Libor + 250 bps	Yes - Full	—	—	575	1,074	386	—
Grand Teton Mall (6)	100%	48,859	2018	47,873	Libor + 250 bps	Yes - Full	—	—	279	520	187	—
Mayfair (6)	100%	347,813	2018	340,796	Libor + 250 bps	Yes - Full	—	—	1,983	3,704	1,330	—
Market Place Shopping Center	100%	113,425	2018	113,425	Libor + 240 bps	None	—	—	—	—	—	—
Mondawmin Mall (6)	100%	81,011	2018	79,377	Libor + 250 bps	Yes - Full	—	—	461	863	310	—
North Town Mall (6)	100%	89,207	2018	87,407	Libor + 250 bps	Yes - Full	—	—	509	950	341	—
Oakwood (6)	100%	76,913	2018	75,362	Libor + 250 bps	Yes - Full	—	—	438	819	294	—
Oakwood Center (6)	100%	91,413	2018	89,569	Libor + 250 bps	Yes - Full	—	—	520	974	350	—
Pioneer Place (6)	100%	188,185	2018	184,389	Libor + 250 bps	Yes - Full	—	—	1,072	2,004	720	—
Red Cliffs Mall (6)	100%	30,261	2018	29,650	Libor + 250 bps	Yes - Full	—	—	173	322	116	—
River Hills Mall (6)	100%	76,283	2018	74,744	Libor + 250 bps	Yes - Full	—	—	435	812	292	—
Sooner Mall (6)	100%	78,931	2018	77,338	Libor + 250 bps	Yes - Full	—	—	450	841	302	—
Southwest Plaza (6)	100%	73,383	2018	71,902	Libor + 250 bps	Yes - Full	—	—	418	782	281	—
The Shops at Fallen Timbers (6)	100%	25,217	2018	24,709	Libor + 250 bps	Yes - Full	—	—	143	269	96	—
Consolidated Property Level		$1,700,815		$1,670,808	2.60%		$—	$—	$8,477	$15,841	$5,689	$—

DEBT

DETAIL, AT SHARE(1)
As of March 31, 2014
(In thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Maturity Year (2)	at Maturity	Coupon Rate	as of 3/31/14 (3)	2014	2015	2016	2017	2018	Subsequent
Unconsolidated Property Level
Glendale Galleria	50%	$160,000	2017	$150,544	Libor + 250 bps	No	$—	$1,200	$4,764	$3,492	$—	$—
Union Square Portfolio	50%	16,250	2018	16,250	Libor + 400 bps	No	—	—	—	—	—	—
Unconsolidated Property Level		$176,250		$166,794	2.79%		$—	$1,200	$4,764	$3,492	$—	$—

Consolidated Corporate
Junior Subordinated Notes Due 2041	100%	$206,200	2041	$206,200	Libor + 145 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.69%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$2,083,265		$2,043,802	2.53%		$—	$1,200	$13,241	$19,333	$5,689	$—

Total (7),(8)		$18,962,269		$17,421,730	4.31%		$129,663	$172,358	$196,540	$187,697	$170,821	$683,460

(1)	Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.
(2)	Assumes that all maturity extensions are exercised.
(3)	Total recourse to GGP or its subsidiaries of approximately $1.8 billion.
(4)	Loan is cross-collateralized with other properties.
(5)	$45.0 million B-note is subordinate to return of GGP’s additional contributed equity.
(6)	Properties provide mortgage collateral as guarantors for $1.5 billion corporate borrowing and are crossed collateralized.
(7)	Excludes the $1.0 billion corporate revolver. As of March 31, 2014 there was $331.8 million drawn.
(8)	Reflects amortization for the period subsequent to March 31, 2014.

Asset Transactions

ASSET TRANSACTIONS

Summary of Transactions
For the Three Months Ended March 31, 2014
(In thousands, except GLA)

	Property	Property	GGP	Total	Gross Proceeds	Debt	Net Proceeds
Closing Date	Name	Location	Ownership %	GLA	at Share	at Share	at Share
						($ in thousands)
Dispositions
February 2014	Regency Square Mall	Jacksonville, FL	100.0%	539,636	$13,000	$78,964	$—

	Total			539,636	$13,000	$78,964	$—

ASSET TRANSACTIONS

Discontinued Operations

Date of Disposition
2014 Dispositions
Stand Alone Offices, Strip Centers & Other Retail
Regency Square Mall	February 2014

2013 Dispositions
Malls
Pine Ridge Mall	December 2013
Burlington Town Center	December 2013
Eden Prairie Center	October 2013
Mall of the Bluffs	February 2013

International Properties
Aliansce Shopping Centers S.A. (Brazil)	September 2013

Stand Alone Offices, Strip Centers & Other Retail
Senate Plaza	December 2013
Plaza 800	May 2013
Southlake Mall	February 2013

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS

Key Operating Performance Indicators
As of and for the Three Months Ended March 31, 2014
(GLA in thousands)

GLA Summary (in thousands) (1),(2)

	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share (3)	% Leased
Consolidated Malls	88	38,174	12,623	35,968	86,765	1,094	1,489	89,348	52,873	96.0%
Unconsolidated Malls	31	15,082	3,200	14,597	32,879	525	915	34,319	9,698	96.8%
Same Store Malls	119	53,256	15,823	50,565	119,644	1,619	2,404	123,667	62,571	96.2%
Non-Same Store Malls	1	692	94	542	1,328	—	64	1,392	849	71.3%
Total Malls	120	53,948	15,917	51,107	120,972	1,619	2,468	125,059	63,420	95.9%

Non-Same Store Office, Strip, & Other Retail	18	1,064	340	307	1,711	1,338	775	3,824	2,711	81.0%
Total Properties	138	55,012	16,257	51,414	122,683	2,957	3,243	128,883	66,131	95.3%

Same Store Operating Metrics

			In-Place Rent (4)
March 31, 2014 (1)	% Leased	% Occupied	<10K SF	All Less Anchors	Tenant sales (5)	Occupancy Cost

Consolidated Malls	96.0%	94.3%	$64.49	$53.67	$519	13.8%
Unconsolidated Malls	96.8%	94.8%	76.97	65.59	688	11.9%
Same Store Malls	96.2%	94.4%	$68.08	$57.14	$565	13.2%

			In-Place Rent
March 31, 2013 (6)	% Leased	% Occupied	<10K SF	All Less Anchors	Tenant sales	Occupancy Cost

Consolidated Malls	95.7%	93.3%	$67.69	$54.14	$531	13.1%
Unconsolidated Malls	96.2%	94.1%	74.55	62.10	630	12.1%
Same Store Malls	95.8%	93.5%	$69.60	$56.35	$558	12.8%

(1)	Same Store metrics exclude one asset that is being de-leased in preparation for redevelopment.
(2)	See Property Schedule on pages 19-25 for individual property details.
(3)	Total GLA at Share includes assets at GGP ownership percentages and excludes tenant owned area.
(4)

In 2013, In-Place Rent included base minimum rents, common area costs, and real estate taxes. Adjusting to the current method (see page 32), the <10k SF of $69.60 becomes $66.01, and the All Less Anchors of $56.35 becomes $55.34.

(5)	In 2013, The Grand Canal Shoppes was a consolidated mall, whereas in 2014 it is unconsolidated.
(6)	All 2013 metrics are as reported in the first quarter 2013 supplemental.

PORTFOLIO OPERATING METRICS

Signed Leases
All Less Anchors
As of March 31, 2014

All Leases - Lease Spread (1)

	Commencement 2014
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF

New and Renewal Leases	1,188	4,586,918	7.1	$53.09	$58.50
Percent in Lieu	140	835,422	6.1	N/A	N/A
Total Leases	1,328	5,422,340	6.9	$53.09	$58.50

	Commencement 2015
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF
New and Renewal Leases	70	456,084	8.6	$53.57	$58.95
Percent in Lieu	3	28,236	9.0	N/A	N/A
Total Leases	73	484,320	8.7	$53.57	$58.95

SUITE TO SUITE - Lease Spread (2)

	New and Renewal Leases (3)
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF	Expiring Rent PSF	Initial Rent Spread		Average Rent Spread
Commencement 2014	755	2,151,171	6.1	$67.75	$74.84	$61.13	$6.62	10.8%	$13.72	22.4%
Commencement 2015	49	193,622	7.2	$82.07	$91.15	$72.00	$10.07	14.0%	$19.15	26.6%
Total 2014/2015	804	2,344,793	6.2	$68.93	$76.19	$62.03	$6.90	11.1%	$14.16	22.8%

(1)	Represents signed leases that are scheduled to commence in the respective period.
(2)

Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite. New suites are within 10% of the expiring suites up to 3,000 SF.

(3)	Represents leases where downtime between the new and previous tenant was less than 24 months.

PORTFOLIO OPERATING METRICS

Lease Expiration Schedule and Top Ten Tenants

Year	Number of Expiring Leases	Expiring GLA at 100%	Percent of Total	Expiring Rent	Expiring Rent ($psf)
		(in thousands)		(in thousands)
Specialty Leasing	1,106	2,250	4.4%	$50,506	$23.22
2014	1,051	3,070	6.0%	144,324	64.64
2015	1,800	5,623	11.0%	271,428	64.52
2016	1,705	5,561	10.8%	299,264	64.76
2017	1,640	5,434	10.6%	294,552	63.28
2018	1,437	5,200	10.1%	311,041	70.06
2019	977	4,600	9.0%	235,290	68.78
2020	717	3,053	6.0%	138,580	70.69
2021	777	3,056	6.0%	149,039	79.51
2022	871	3,508	6.8%	198,794	71.86
2023	964	3,949	7.7%	266,159	79.95
Subsequent	699	5,946	11.6%	265,672	56.77
Total	13,744	51,250	100.0%	$2,624,649	$65.03

Top Ten Largest Tenants	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other

Limited Brands, Inc.	Victoria’s Secret, Bath & Body Works, PINK	3.5%
The Gap, Inc.	Gap, Banana Republic, Old Navy	2.9%
Abercrombie & Fitch Stores, Inc	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks	2.6%
Foot Locker, Inc	Footlocker, Champs Sports, Footaction USA	2.4%
Forever 21, Inc	Forever 21	2.2%
American Eagle Outfitters, Inc	American Eagle, Aerie, Martin + Osa	1.5%
Express, Inc.	Express, Express Men	1.5%
Luxottica Group S.P.A.	Lenscrafters, Sunglass Hut, Pearle Vision	1.5%
Genesco Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.5%
LVMH	Louis Vuitton, Sephora	1.3%
Totals		20.9%

PORTFOLIO OPERATING METRICS

Property Schedule
As of March 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Consolidated Malls
Ala Moana Center	Macy’s, Neiman Marcus, Nordstrom	100%	Honolulu, HI	957,637	487,915	200,000	14,042	362,685	2,022,279	97.2%
Apache Mall	Herberger’s, JCPenney, Macy’s	100%	Rochester, MN	264,979	206,326	162,790	—	—	634,095	97.4%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	505,107	—	597,223	—	—	1,102,330	98.1%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	443,171	96,605	720,931	—	—	1,260,707	99.3%
Bayside Marketplace		100%	Miami, FL	218,697	—	—	—	—	218,697	93.9%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	344,935	317,347	247,000	—	—	909,282	96.0%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Target	100%	Bellingham (Seattle), WA	436,599	100,400	237,910	—	—	774,909	94.8%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears, Kohl’s	100%	Boise, ID	423,872	425,556	247,714	114,687	—	1,211,829	97.3%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Waterbury, CT	444,581	218,339	319,391	197,087	—	1,179,398	95.4%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	337,178	123,921	466,469	—	—	927,568	95.9%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	313,609	85,972	335,088	—	—	734,669	96.3%
Columbiana Centre	Belk, Dillard’s, JCPenney	100%	Columbia, SC	269,019	198,334	360,643	—	—	827,996	96.0%
Coral Ridge Mall	Dillard’s, JCPenney, Target, Younkers	100%	Coralville (Iowa City), IA	527,259	98,596	442,365	—	—	1,068,220	97.2%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears	100%	Albuquerque, NM	502,743	118,272	468,375	—	—	1,089,390	99.5%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	368,407	294,167	229,275	—	—	891,849	93.2%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	382,301	147,409	500,575	—	—	1,030,285	98.2%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	557,027	—	653,540	—	—	1,210,567	99.1%
Eastridge Mall WY	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	275,632	213,913	75,883	—	—	565,428	90.8%
Eastridge Mall CA	JCPenney, Macy’s, Sears	100%	San Jose, CA	627,694	246,261	426,000	—	—	1,299,955	94.2%
Fashion Place	Dillard’s, Nordstrom	100%	Murray, UT	447,948	281,175	319,603	—	—	1,048,726	98.5%

PORTFOLIO OPERATING METRICS

Property Schedule
As of March 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Fashion Show	Dillard’s, Macy’s, Macy’s Mens, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	702,749	371,635	761,653	—	—	1,836,037	95.7%
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	436,086	429,969	212,047	—	—	1,078,102	95.0%
Fox River Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Appleton, WI	612,835	30,000	564,914	—	—	1,207,749	97.5%
Glenbrook Square	JCPenney, Macy’s, Sears, Carson’s	100%	Fort Wayne, IN	449,018	555,870	221,000	—	—	1,225,888	96.9%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Tallahassee, FL	346,406	—	691,605	—	—	1,038,011	95.0%
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Idaho Falls, ID	208,733	323,925	—	93,274	—	625,932	90.5%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Bowling Green, KY	420,130	156,096	272,957	—	—	849,183	97.5%
Hulen Mall	Dillard’s, Macy’s, Sears	100%	Ft. Worth, TX	397,885	—	596,570	—	—	994,455	96.1%
Jordan Creek Town Center	Dillard’s, Younkers	100%	West Des Moines, IA	749,764	—	349,760	232,353	—	1,331,877	98.8%
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, Sears	100%	Sterling Heights, MI	484,687	115,300	905,418	—	—	1,505,405	82.5%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s	100%	Virginia Beach, VA	622,692	150,434	500,958	—	—	1,274,084	94.9%
Mall Of Louisiana	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Sears	100%	Baton Rouge, LA	616,450	—	805,630	143,619	—	1,565,699	96.8%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Louisville, KY	505,747	—	514,135	—	—	1,019,882	98.9%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s,	100%	Champaign, IL	411,432	234,834	300,912	—	—	947,178	94.8%
Mayfair	Boston Store, Macy’s	100%	Wauwatosa (Milwaukee), WI	560,131	288,596	210,714	—	314,128	1,373,569	99.0%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Las Vegas, NV	307,720	—	636,853	—	—	944,573	97.0%
Mondawmin Mall		100%	Baltimore, MD	360,291	—	—	—	65,352	425,643	97.5%
Newgate Mall	Dillard’s, Sears, Burlington Coat Factory	100%	Ogden (Salt Lake City), UT	345,365	218,874	118,919	—	—	683,158	92.0%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	431,142	539,850	363,151	—	—	1,334,143	94.4%
North Star Mall	Dillard’s, JCPenney, Macy’s, Saks Fifth Avenue	100%	San Antonio, TX	549,253	173,198	522,126	—	—	1,244,577	100.0%
Northridge Fashion Center	JCPenney, Macy’s, Sears	100%	Northridge (Los Angeles), CA	634,384	—	824,443	—	—	1,458,827	98.5%

PORTFOLIO OPERATING METRICS

Property Schedule
As of March 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Northtown Mall	JCPenney, Kohl’s, Macy’s, Sears	100%	Spokane, WA	382,458	310,859	242,392	—	—	935,709	89.3%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers	100%	Omaha, NE	257,693	149,326	454,860	—	—	861,879	93.8%
Oakwood Center	Dillard’s, JCPenney, Sears	100%	Gretna, LA	392,558	—	514,028	—	—	906,586	100.0%
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers	100%	Eau Claire, WI	403,698	116,620	298,224	—	—	818,542	93.5%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears	100%	Savannah, GA	406,558	220,824	315,760	—	—	943,142	95.8%
Oxmoor Center	Macy’s, Sears, Von Maur	100%	Louisville, KY	356,362	156,000	411,210	—	—	923,572	93.1%
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	306,358	—	459,057	—	—	765,415	94.6%
Park City Center	The Bon Ton, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	524,605	514,917	384,980	—	—	1,424,502	95.4%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	475,554	—	581,457	—	—	1,057,011	96.9%
Peachtree Mall	Dillard’s, JCPenney, Macy’s	100%	Columbus, GA	296,939	221,539	201,076	—	12,600	732,154	92.2%
Pecanland Mall	Belk, Burlington Coat Factory, Dillard’s, JCPenney, Sears	100%	Monroe, LA	350,054	19,962	595,474	—	—	965,490	96.9%
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	345,929	395,219	386,056	—	—	1,127,204	96.9%
Pioneer Place		100%	Portland, OR	337,614	—	—	—	287,466	625,080	91.0%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	312,671	124,547	61,873	—	—	499,091	94.1%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	734,418	—	513,816	—	—	1,248,234	99.7%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,337	285,479	206,240	—	—	792,056	84.9%
Quail Springs Mall	Dillard’s, JCPenney, Macy’s, Von Maur	100%	Oklahoma City, OK	451,927	160,000	505,596	—	—	1,117,523	93.9%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	150,441	235,031	—	57,304	—	442,776	96.2%
Ridgedale Center	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Minnetonka, MN	315,155	—	702,380	—	—	1,017,535	92.2%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	352,982	189,559	174,383	—	—	716,924	96.3%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	631,236	—	635,625	—	—	1,266,861	96.8%

PORTFOLIO OPERATING METRICS

Property Schedule
As of March 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	283,466	170,625	186,359	—	—	640,450	83.2%
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	221,013	129,823	137,082	—	—	487,918	99.7%
Spokane Valley Mall	JCPenney, Macy’s, Sears	75%	Spokane, WA	350,078	126,243	251,366	138,002	—	865,689	93.8%
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	531,223	—	657,363	76,630	—	1,265,216	95.5%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	420,679	160,505	267,788	—	53,954	902,926	96.7%
The Crossroads	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	266,270	—	502,961	—	—	769,231	96.6%
The Gallery At Harborplace		100%	Baltimore, MD	131,111	—	—	—	282,889	414,000	88.3%
The Maine Mall	The Bon Ton, JCPenney, Macy’s, Sears	100%	South Portland, ME	505,593	120,844	377,662	—	600	1,004,699	99.6%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	579,100	212,847	587,321	—	—	1,379,268	99.2%
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	100%	Gainesville, FL	344,733	233,367	324,500	—	—	902,600	93.8%
The Parks At Arlington	Dillard’s, JCPenney, Macy’s, Sears	100%	Arlington (Dallas), TX	697,198	—	748,945	—	—	1,446,143	98.5%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	516,867	—	512,611	—	—	1,029,478	95.4%
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	344,554	—	261,502	—	—	606,056	97.3%
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	617,000	—	627,597	—	70,178	1,314,775	98.4%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	94%	Durham, NC	607,864	—	726,347	—	—	1,334,211	99.3%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Nordstrom	100%	Woodlands (Houston), TX	603,034	—	713,438	—	39,471	1,355,943	97.8%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	414,921	—	809,386	—	—	1,224,307	97.5%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	627,081	—	641,458	27,305	—	1,295,844	89.9%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	308,126	—	511,933	—	—	820,059	98.5%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	519,290	147,792	509,176	—	—	1,176,258	98.9%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	172,679	257,000	—	—	—	429,679	94.4%

PORTFOLIO OPERATING METRICS

Property Schedule
As of March 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Westlake Center		100%	Seattle, WA	109,110	—	—	—	—	109,110	94.7%
Westroads Mall	JCPenney, Von Maur, Younkers	100%	Omaha, NE	536,151	—	529,036	—	—	1,065,187	95.4%
White Marsh Mall	JCPenney, Macy’s, Macy’s Home Store, Sears, Boscov’s	100%	Baltimore, MD	437,541	257,345	466,010	—	—	1,160,896	94.3%
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	492,035	2,060	1,028,000	—	—	1,522,095	97.9%
Woodbridge Center	Boscov’s, JCPenney, Lord & Taylor, Macy’s, Sears	100%	Woodbridge, NJ	650,721	455,739	560,935	—	—	1,667,395	94.3%
Total Consolidated Regional Malls			Count: 88	38,174,280	12,623,161	35,967,803	1,094,303	1,489,323	89,348,870	96.0%
Unconsolidated Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	578,680	—	705,898	39,096	—	1,323,674	97.0%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	481,332	158,658	519,890	—	—	1,159,880	96.7%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	395,877	150,525	352,351	91,899	—	990,652	98.0%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	386,025	277,404	496,098	—	—	1,159,527	98.0%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	475,144	—	641,312	—	—	1,116,456	99.8%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	572,895	—	774,842	—	—	1,347,737	96.6%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	511,943	—	619,048	—	—	1,130,991	98.4%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	388,906	—	552,407	—	—	941,313	89.0%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	545,554	—	468,208	—	—	1,013,762	98.9%
Glendale Galleria	JCPenney, Macy’s, Target, Bloomingdale’s	50%	Glendale, CA	497,340	305,000	385,000	—	137,622	1,324,962	97.6%
Kenwood Towne Centre (5)	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	520,994	240,656	400,665	—	—	1,162,315	98.2%
Mizner Park	Lord & Taylor	50%	Boca Raton, FL	177,519	79,822	—	—	261,398	518,739	93.1%
Natick Mall	JCPenney, Lord & Taylor, Macy’s, Sears, Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	741,099	194,558	753,092	—	—	1,688,749	92.7%
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	409,659	188,394	418,595	—	—	1,016,648	97.8%

PORTFOLIO OPERATING METRICS

Property Schedule
As of March 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	477,218	126,000	410,277	—	—	1,013,495	95.6%
Oakbrook Center	Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	47%	Oak Brook (Chicago), IL	852,702	322,033	751,911	—	239,292	2,165,938	97.6%
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	489,577	—	140,000	—	—	629,577	97.5%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	742,619	—	823,000	—	—	1,565,619	99.0%
Perimeter Mall	Dillard’s, Macy’s, Nordstrom, Von Maur	50%	Atlanta, GA	502,222	222,056	831,218	—	—	1,555,496	98.3%
Pinnacle Hills Promenade	Dillard’s, JCPenney	50%	Rogers, AR	360,252	98,540	162,140	394,481	51,903	1,067,316	95.6%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue	55%	St. Louis, MO	222,248	125,669	135,044	—	—	482,961	97.9%
Riverchase Galleria	Belk, JCPenney, Macy’s, Sears, Von Maur	50%	Hoover (Birmingham), AL	562,772	330,032	610,026	—	—	1,502,830	95.6%
Saint Louis Galleria (6)	Dillard’s, Macy’s, Nordstrom	74%	St. Louis, MO	468,288	—	714,052	—	—	1,182,340	92.2%
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	786,365	—	865,192	—	—	1,651,557	99.7%
The Grand Canal Shoppes	Barneys New York	50%	Las Vegas, NV	641,422	84,743	—	—	34,414	760,579	99.8%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	373,843	—	333,219	—	—	707,062	98.5%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	601,063	—	419,129	—	—	1,020,192	95.8%
Village Of Merrick Park	Neiman Marcus, Nordstrom	55%	Coral Gables, FL	406,354	—	330,000	—	101,263	837,617	89.0%
Water Tower Place	Macy’s	47%	Chicago, IL	391,441	296,128	—	—	88,809	776,378	95.0%
Whaler’s Village		50%	Lahaina, HI	105,840	—	—	—	—	105,840	98.3%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	415,208	—	984,372	—	—	1,399,580	99.5%
Total Unconsolidated Malls			Count: 31	15,082,401	3,200,218	14,596,986	525,476	914,701	34,319,782	96.8%
Total Same Store Malls (7)			Count: 119	53,256,681	15,823,379	50,564,789	1,619,779	2,404,024	123,668,652	96.2%

Non-Same Store Malls
Southwest Plaza (8)	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton, CO	691,598	93,630	541,851	—	63,968	1,391,047	71.3%
Total Malls			Count: 120	53,948,279	15,917,009	51,106,640	1,619,779	2,467,992	125,059,699	95.9%

PORTFOLIO OPERATING METRICS

Property Schedule
As of March 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Non-Same Store Office, Strip, & Other Retail
10 Columbia Corporate Center		100%	Columbia, MD	6,500	—	—	—	87,363	93,863	91.2%
20 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	104,839	104,839	83.1%
30 Columbia Corporate Center		100%	Columbia, MD	14,165	—	—	—	129,337	143,502	93.5%
40 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	136,527	136,527	93.5%
50 Columbia Corporate Center		100%	Columbia, MD	7,750	—	—	—	111,511	119,261	98.8%
60 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	102,082	102,082	95.1%
Columbia Bank Drive Thru		100%	Columbia, MD	17,000	—	—	—	—	17,000	100.0%
Center Point Plaza (4)		50%	Las Vegas, NV	70,299	—	—	74,392	—	144,691	100.0%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	875,642	—	875,642	93.0%
Lake Mead & Buffalo (4)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	96.9%
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	118,562	—	118,562	93.9%
Lockport Mall		100%	Lockport, NY	—	—	—	9,114	—	9,114	100.0%
The Trails Village Center (4)		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	95.2%
200 Lafayette		100%	New York, NY	32,188	—	—	—	83,776	115,964	0.0%
830 N. Michigan Ave.		100%	Chicago, IL	126,075	—	—	—	—	126,075	51.5%
Union Square		50%	San Francisco, CA	39,479	—	—	—	19,553	59,032	100.0%
Shopping Leblon (3)		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	247,635	—	—	—	—	247,635	97.9%
Owings Mills Mall (2)	JCPenney, Macy’s	51%	Owings Mills, MD	438,017	340,000	307,037	—	—	1,085,054	38.5%
Total Non-Same Store Office, Strip, & Other Retail:			Count: 18	1,064,099	340,000	307,037	1,338,311	774,988	3,824,435	81.0%

(1)	For stand alone offices, office occupancy is presented.
(2)	The Owings Mills Mall space is currently de-leased in preparation for future opportunities.
(3)	GGP’s investment in Brazil is through an ownership interest in Leblon. For this property, only Mall and Freestanding GLA is presented.
(4)	Third party managed strip center.
(5)	Ownership percentage includes retained debt of $91.8 million.
(6)	Ownership of the St. Louis Galleria is more than 50% but management decisions are decided by the joint venture and the entity is unconsolidated for reporting purposes.
(7)	Refer to page 16 (Key Operating Performance Indicators).
(8)	Southwest Plaza is currently being de-leased in preparation for planned redevelopment.

Miscellaneous

MISCELLANEOUS

Capital Information
(in thousands, except per share amounts)

March 31, 2014

Closing common stock price per share	$22.00
52 Week High (1)	23.33
52 Week Low (1)	18.63

Portfolio Net Debt, At Share
Portfolio Debt
Fixed	$16,879,004
Variable (2)	2,415,065
Total Portfolio Debt	19,294,069
Less: Cash and Cash Equivalents	(515,970)
Portfolio Net Debt	$18,778,099

Portfolio Capitalization Data
Portfolio Net Debt	$18,778,099
Preferred Securities:
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	87,814
Preferred Stock at 6.375%	250,000
Other Preferred Stock	360
Total Preferred Securities	$389,944

Common stock and Operating Partnership units outstanding at end of period (3)	$19,547,462
Total Market Capitalization at end of period	$38,715,505

(1)	52-week pricing information includes the intra-day highs and lows.
(2)	Includes Corporate Revolver of $331.8 million.
(3)

Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624 multiplied by the closing share price.

MISCELLANEOUS

Change in Total Common and Equivalent Shares

Rollforward of Shares to March 31, 2014	Operating Partnership Units	Company Common Shares	Total Common Shares & Operating Partnership Units
	(In thousands)
Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2013	4,649	911,195	915,844
DRIP	—	6	6
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	58	58
Issuance of stock for employee stock purchase program	—	52	52
Buyback of common stock	—	(27,624)	(27,624)
Common Shares and OP Units Outstanding at March 31, 2014	4,649	883,687	888,336

Common Shares issuable assuming exercise of warrants (1)		49,142
Common Shares issuable assuming exercise of in-the-money stock options (2)		4,595
Common Shares issuable assuming exchange of OP Units		4,834
Diluted Common Shares and OP Units Outstanding at March 31, 2014		942,258

	Three Months Ended
	March 31, 2014	March 31, 2013
	(In thousands)
Weighted average number of company shares outstanding	896,257	939,271
Weighted average number of stock options(3)	3,977	—
Weighted average number of GAAP dilutive warrants(4)	47,737	—
Diluted weighted average number of Company shares outstanding - GAAP EPS	947,971	939,271

Weighted average number of common units	4,834	6,574
Weighted average number of stock options(3)	—	3,077
Weighted average number of warrants(4)	—	50,387
Diluted weighted average number of Company shares outstanding - FFO/Company FFO	952,805	999,309

(1)

GGP has 73.9 million warrants outstanding convertible to 1.1509 Common Shares with a weighted average exercise price of $9.2936, with a scheduled expiration of November 9, 2017. 16.4 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.

Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of December 13, 2013 (5)		Impact of settling warrants via net share settlement (6)
57,500,000	$9.3419	Nov 9, 2017	Reduces exercise price to $9.3419	Increases number of Common shares per warrant to 1.1509	Net share: 66,176,750 x [22.00 - 9.3419] /22.00 = 38,075,996 shares delivered
16,428,571	$9.1247	Nov 9, 2017	Reduces exercise price to $9.1247	Increases number of Common shares per warrant to 1.1509	Net share: 18,907,642 x [22.00 - 9.1247] /22.00 = 11,065,526 shares delivered
73,928,571	$9.2936				49,141,522 shares delivered

(2)	The options are included at net share settlement.
(3)	The impact of the stock options are dilutive under GAAP and FFO in 2014. The impact of the stock options are anti-dilutive under GAAP, but dilutive for FFO in 2013.
(4)	The impact of the warrants are dilutive under GAAP and FFO in 2014. The impact of the warrants are anti-dilutive under GAAP, but dilutive for FFO in 2013.
(5)	Based on dividend of $0.14 per share issued to stockholders of record on December 13, 2013.
(6)	Based on stock price of $22.00 on March 31, 2014.

MISCELLANEOUS

Development Summary

Property	Description	Ownership %	GGP’s Total Projected Share of Cost	GGP’s Investment to Date (1)	Expected Return on Investment (2)	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Open

Northridge	The Sports Authority, Yardhouse and Plaza	100%	$12.2	$11.3	14%	Open
Northridge, CA

Fashion Show	Addition of Macy’s Men’s and inline	100%	34.8	31.3	23%	Open
Las Vegas, NV

Oakwood Center	West wing redevelopment and Dick’s Sporting Goods	100%	19.0	14.6	9%	Open
Gretna, LA

Glendale Galleria (3)	Addition of Bloomingdale’s, remerchandising, business development and renovation	50%	51.7	47.4	12%	Open
Glendale, CA

The Mall in Columbia	Lifestyle expansion	100%	23.6	16.2	12%	Open
Columbia, MD

Oakbrook Center	Conversion of former anchor space into Container Store, Pirch and inline	47%	15.0	12.2	10%	Open
Oakbrook, IL

Other Projects	Redevelopment projects at various malls	N/A	148.4	126.9	10%	Open
Various Malls

	Total Open Projects		$304.7	$259.9	12%

Under Construction

The Woodlands (3)	Addition of Nordstrom in former Sears box	100%	$44.7	$31.9	7-9%	Q3 2014
Woodlands, TX

Mayfair Mall (3)	Nordstrom	100%	72.3	7.5	6-8%	Q3 2015
Wauwatosa, WI

Ridgedale Center (3)	Nordstrom, Macy’s Expansion, New Inline GLA and renovation	100%	106.2	24.1	8-9%	Q3 2015
Minnetonka, MN

Southwest Plaza	Redevelopment	100%	72.6	1.8	9-10%	Q4 2015
Littleton, CO

Ala Moana Center (3)	Demolish existing Sears store and expand mall, adding anchor, box and inline tenants, reconfigure center court	100%	573.2	275.7	9-10%	Q4 2015
Honolulu, HI

Other Projects	Redevelopment projects at various malls	N/A	195.8	58.9	8-9%	Various
Various Malls

	Total Projects Under Construction		$1,064.8	$399.9	8-10%

MISCELLANEOUS

Development Summary

Property	Description	Ownership %	GGP’s Total Projected Share of Cost	GGP’s Investment to Date (1)	Expected Return on Investment (2)	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Projects in Pipeline

Baybrook Mall	Expansion	53%	$76.3	$1.0	9-10%	TBD
Friendswood, TX

Staten Island Mall	Expansion	100%	156.1	1.7	10-11%	TBD
Staten Island, NY

New Mall Development	Ground up mall development	100%	285.0	35.8	8-10%	TBD
Norwalk, CT

Ala Moana Center	Nordstrom box repositioning	100%	85.0	—	9-10%	TBD
Honolulu, HI

Other Projects	Redevelopment projects at various malls	N/A	211.6	5.0	9-10%	TBD
Various Malls

	Total Projects in Pipeline		$814.0	$43.5	8-10%

	Total Development Summary		$2,183.5	$703.3	9-11%

(1)	Projected costs and investments to date exclude capitalized interest and internal overhead.
(2)	Return on investment represents first year stabilized cash on cost return, based upon budgeted assumptions. Actual costs may vary.
(3)	Project ROI includes income related to uplift on existing space.

MISCELLANEOUS

Capital Expenditures

Expenditures ($ in thousands)

	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013

Capital expenditures (1)	$33,698	$25,462
Tenant allowances and capitalized leasing costs (2)	32,079	36,880
Total	$65,777	$62,342

(1)	Reflects only non-tenant operating capital expenditures.
(2)	Reflects tenant allowances on current operating properties.

MISCELLANEOUS

Corporate Information

Reporting Calendar

Results for year end will be announced according to the following approximate schedule:

Quarter	Earnings Release Date	Earnings Call Date
Q2 2014	July 28, 2014	July 29, 2014
Q3 2014	October 27, 2014	October 28, 2014

Stock Information

Common Stock

NYSE:  GGP

6.375% Series A Cumulative Redeemable Perpetual Preferred Stock (Series A Preferred Stock)

NYSE:  GGP PrA

Security	Quarter	Declaration Date	Record Date	Date Payable or Paid	Dividend per Share
Common Stock	Q1 2014	February 26, 2014	April 15, 2014	April 30, 2014	$0.1500
Common Stock	Q4 2013	October 28, 2013	December 13, 2013	January 2, 2014	$0.1400
Common Stock	Q3 2013	July 29, 2013	October 15, 2013	October 29, 2013	$0.1300
Common Stock	Q2 2013	May 10, 2013	July 16, 2013	July 30, 2013	$0.1200
Common Stock	Q1 2013	February 4, 2013	April 16, 2013	April 30, 2013	$0.1200
Series A Preferred Stock	Q1 2014	February 26, 2014	March 17, 2014	April 1, 2014	$0.3984
Series A Preferred Stock	Q4 2013	October 28, 2013	December 13, 2013	January 2, 2014	$0.3984
Series A Preferred Stock	Q3 2013	July 29, 2013	September 13, 2013	October 1, 2013	$0.3984
Series A Preferred Stock	Q2 2013	May 10, 2013	June 14, 2013	July 1, 2013	$0.3984
Series A Preferred Stock	Q1 2013	March 5, 2013	March 15, 2013	April 1, 2013	$0.2125

Investor Relations	Media Contact	Transfer Agent

Kevin Berry	David Keating	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	Vice President, Corporate Communications	6201 15th Avenue
Phone (312) 960-5529	Phone (312) 960-6325	Brooklyn, NY 11219
kevin.berry@ggp.com	david.keating@ggp.com	Phone: (866) 627-2643
Foreign Investor Line:
+1 718 921-8124

MISCELLANEOUS

Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor/Traditional Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Same Store NOI	Company NOI that excludes the periodic effects of acquisitions, dispositions, changes in ownership and certain redevelopments and other properties.

Non-Same Store	Includes the periodic effects of acquisitions, changes in ownership, certain redevelopment and other properties.

Operating Metrics	Description
Leased

Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space, and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied

Occupied area represents the sum of: (1) tenant occupied space under lease, (2) tenants no longer occupying space, but still paying rent, and (3) tenants with a signed lease paying rent, but not yet opened for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales for inline mall stores that opened at less than 10,000 square feet.

Occupancy Cost	Ratio of total tenant charges to comparative sales for inline mall tenants that opened at less than 10,000 square feet.

In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent and common area costs.

Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent and common area costs.

Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent and common area costs.

Average Rent	Represents average rent over the term consisting of base minimum rent and common area costs.

Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.

Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.